UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

NOCTURNE ACQUISITION CORPORATION
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOCTURNE ACQUISITION CORPORATION
P.O. Box 25739
Santa Ana, CA 92799

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 22, 2024

TO THE SHAREHOLDERS OF NOCTURNE ACQUISITION CORPORATION:

You are cordially invited to attend the extraordinary general meeting of Nocturne Acquisition Corporation (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m. Eastern Time, on February 22, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/ext2024. For the purposes of the Company’s articles of association, the physical place of the meeting will be 200 Spectrum Center Drive, Irvine, CA 92618. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.      A proposal to amend, by special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to delete: (i) the limitations that the Company shall not consummate a business combination (as defined in the charter) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”).

2.      A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal (the “Adjournment Proposal”).

Each of the NTA Requirement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/nocturneacquisition/ext2024. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

The Company reserves the right at any time to cancel the Special Meeting (by means of adjourning the Special Meeting sine die) and not to submit to its shareholders any of the proposals. In the event the Special Meeting is cancelled, and the business combination has not been consummated prior to the Outside Date (as defined below), the Company will liquidate and dissolve in accordance with its charter.

“Outside Date” means February 5, 2024; provided that, in the event that the Company has not consummated a business combination by February 5, 2024, the Company’s Board of Directors (the “Board”) may, without any approval of the Company’s shareholders, extend the Outside Date up to five (5) times (with each such extension being upon five (5) days’ advance notice), each by one additional month (for a total of up to five additional months) until July 5, 2024.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NTA REQUIREMENT AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the NTA Requirement Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)), in order to consummate a business combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the Securities and Exchange Commission’s (“SEC”) “penny stock” rules. Because the Company’s ordinary shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment Proposal to facilitate the consummation of the Business Combination. The NTA Requirement Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Our Board has fixed the close of business on December 29, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the NTA Requirement Amendment Proposal, holders of the ordinary shares (which are defined as ordinary shares of a par value of US$0.0001 in the share capital of the Company) that were issued as part of the units issued in the Company’s IPO and the units offered in the IPO (the “public units,” and such ordinary shares, the “public shares,” and the holders — other than Nocturne Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shareholders immediately prior to the consummation of the IPO (“founders,” and shares held by the founders prior to the consummation of the IPO, “founder shares”), any person appointed to hold an office in the Company (“officers”) or elected to serve as a director of the Company (“directors”) — of the public shares, the “public shareholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote on the NTA Requirement Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our NTAs to be less than $5,000,001 if the NTA Requirement Amendment Proposal is not approved. If the NTA Requirement Amendment Proposal is approved by the requisite vote of shareholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the business combination by the Outside Date.

The Company estimates that the per share price at which the public shares may be redeemed will be approximately $11.70 at the time of the Special Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Capital Market LLC (“Nasdaq”) on December 29, 2023, the record date of the Special Meeting, was $11.65. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 per share more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Company has scheduled an extraordinary general meeting on January 30, 2024 for its shareholders to vote on the proposed business combination with Cognos Therapeutics, Inc. (“Cognos,” and such meeting the “BCA Meeting”). The Company currently anticipates closing the business combination with Cognos prior to the Special Meeting, assuming NTAs of at least $5,000,001. However, out of an abundance of caution, the Board has determined that it is advisable to schedule this vote on the NTA Requirement Amendment Proposal in the event that redemptions in connection with the BCA Meeting cause our NTAs to decrease below $5,000,001. In the event that we consummate the business combination with Cognos prior to the Special Meeting or believe that we will be able to consummate the business combination with Cognos prior to the Special Meeting, or the Board otherwise determines not to proceed with the NTA Amendment prior to the Special Meeting, we will not hold the Special Meeting.

If the NTA Requirement Amendment Proposal is not approved at the Special Meeting, then the Company will remain subject to the provisions in the charter that the Company will not consummate any business combination unless it has NTAs of at least $5,000,001 upon consummation of such business combination and that the Company will not redeem or repurchase its ordinary shares in an amount that would cause its NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable. If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate the business combination with Cognos. If the NTA Requirement Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the NTA Requirement. In the event that the NTA Requirement Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the NTA Requirement, we and/or the Sponsor or our respective affiliates may take action to increase our NTAs to avoid exceeding the NTA Requirement.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Requirement Amendment Proposal.

You are not being asked to vote on the business combination at this time. If the NTA Requirement Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event the business combination is approved and completed or the Company has not consummated the business combination by the Outside Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent or by delivering or tendering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, our Board has determined that the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the NTA Requirement Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

, 2024	By Order of the Board of Directors,
/s/ Henry Monzon
Henry Monzon
Chairman and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on February 22, 2024, or on such other date to which the meeting may be postponed or adjourned: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/nocturneacquisition/ext2024.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON FEBRUARY 20, 2024, OR AT SUCH OTHER TIME, ON SUCH OTHER DATE TO WHICH THE MEETING MAY BE POSTPONED OR ADJOURNED, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES

BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) Deliver or tender shares (and share certificate(s) (if any) and other redemption forms) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED             , 2024

NOCTURNE ACQUISITION CORPORATION
P.O. Box 25739
Santa Ana, CA 92799

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 22, 2024

The extraordinary general meeting of Nocturne Acquisition Corporation (the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company will be held at 9:00 a.m. Eastern Time, on February 22, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/ext2024. For the purposes of the Company’s articles of association, the physical place of the meeting will be 200 Spectrum Center Drive, Irvine, CA 92618. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.      A proposal to amend, by special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to delete: (i) the limitation that the Company shall not consummate a business combination (as defined in the charter) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”).

2.      A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal (the “Adjournment Proposal”).

Our Board has fixed the close of business on December 29, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

The NTA Requirement Amendment Proposal and the Adjournment Proposal are more fully described herein. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/nocturneacquisition/ext2024. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

NTA Requirement Amendment Proposal:

This is a proposal to amend, by special resolution, the Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTAs to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable. All stockholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed NTA Requirement Amendment Proposal is attached hereto as Annex A.

The purpose of the articles under the current charter was to ensure that, in connection with the Business Combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on Nasdaq (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete a business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act of 1933, as amended, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, special purpose acquisition companies have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many special purpose acquisition companies, the Company included Articles 48.2, 48.4, 48.5 and 48.8 in its charter, in order to ensure that through the consummation of its business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available. However, the Company believes that the NTA Requirement is not needed. Because the Company’s ordinary shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment Proposal to facilitate the consummation of the Business Combination.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on Nasdaq and have been so listed since the consummation of the IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s NTAs. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate the business combination.

The Company has scheduled an extraordinary general meeting on January 30, 2024 for its shareholders to vote on the proposed business combination with Cognos Therapeutics, Inc. (“Cognos,” and such meeting the “BCA Meeting”). The Company currently anticipates closing the business combination with Cognos prior to the Special Meeting, assuming NTAs of at least $5,000,001. However, out of an abundance of caution, the Board has determined that it is advisable to schedule this vote on the NTA Requirement Amendment Proposal in the event that redemptions in connection with the BCA Meeting cause our NTAs to decrease below $5,000,001. In the event that we consummate the business combination with Cognos prior to the Special Meeting or believe that we will be able to consummate the business combination with Cognos prior to the Special Meeting, or the Board otherwise determines not to proceed with the NTA Amendment prior to the Special Meeting, we will not hold the Special Meeting.

If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate the business combination with Cognos. If the NTA Requirement Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the NTA Requirement. In the event that the NTA Requirement Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the NTA Requirement, we and/or the Sponsor or our respective affiliates may take action to increase our NTAs to avoid exceeding the NTA Requirement.

Our Sponsor, founders, officers and directors (altogether the “initial shareholders”) have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (1) $10.10 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account, nor will it apply to any claims under the Company’s indemnity of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

The approval of the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. The approval of the NTA Requirement Amendment Proposal will provide an additional basis on which the Company may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. Our Board will retain the right to abandon and not implement the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our Board has fixed the close of business on December 29, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

The Company’s Board recommends that you vote “FOR” the NTA Requirement Amendment Proposal.

Adjournment Proposal:

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Requirement Amendment Proposal.

Approval of the Adjournment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Our Board has fixed the close of business on December 29, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date, there were 5,191,416 outstanding shares of the Company authorized to vote in the Special Meeting (inclusive of shares contained within outstanding units). The Company’s rights do not have voting rights in connection with either the NTA Requirement Amendment Proposal or, if presented, the Adjournment Proposal.

A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to complete the business combination, including due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”), the military conflict in Ukraine, Israel and/or Gaza, and current economic uncertainty and volatility in the financial markets;

•        our expectations around the performance of Cognos;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the business combination, as a result of which they would then receive expense reimbursements;

•        our ability to obtain additional financing, if necessary, to complete the business combination;

•        failure to maintain the listing on, or the delisting of our securities from, the Nasdaq Capital Market LLC (“Nasdaq”) or an inability to have our securities listed on Nasdaq or another national securities exchange following the business combination;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•        the trust account not being subject to claims of third parties; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in both our Final Prospectus on Form 424(b)(4) filed with the United States Securities and Exchange Commission (the “SEC”) on April 1, 2021 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on May 26, 2023, and in our subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the United States Securities and Exchange Commission (the “SEC”) on May 26, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on June 23, 2023, August 21, 2023 and November 22, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may be deemed to be an investment company for purposes of the Investment Company Act, in which case we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we were able to modify our activities so that we would not be deemed an investment company, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. Following March 29, 2023, the 24-month anniversary of the effective date of the registration statement relating to our IPO (which is the relevant cutoff date for purposes of the duration component of the safe harbor contemplated in the SPAC Rule Proposals), we may be deemed to be an investment company. In any event, as we were unable to complete the business combination prior to March 29, 2023, we would be ineligible to rely on the potential safe harbor even if the SPAC Rule Proposals are adopted.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

At March 31, 2023 and December 31, 2022, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, as of June 30, 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act of 1940, as amended, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

We may not be able to complete a business combination should a potential business combination be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States. As a result, the time necessary for any governmental or regulatory review or approval could prevent us from completing a business combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Both the Company and our Sponsor are businesses formed in the United States and under the laws of a U.S. jurisdiction. Our Chief Executive Officer is also a U.S. citizen who resides in the United States. However, several of our directors are non-U.S. persons and a substantial percentage of the capital contributions made to our Sponsor were made by non-U.S. persons. As a result, the contemplated investments by the Sponsor and foreign persons controlling any private investment in public equity (“PIPE”) investors in connection with any business combination may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS’ regulations. CFIUS or another U.S. governmental agency could choose to review any business combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with a business combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review any business combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, and could limit the pool of potential targets with which the Company can complete an initial business combination, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews any business combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review any business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination and could prevent us from completing any business combination and may force the Company to liquidate and dissolve. Because there are no redemption rights or liquidating distributions with respect to our rights, the rights will expire worthless if we fail to complete the business combination within the Combination Period.

A new 1% U.S. federal excise tax could be imposed on the Company in connection with redemptions by Company of its shares in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (“IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations and certain domestic subsidiaries of publicly traded foreign corporations.

The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, the U.S. Department of the Treasury and the U.S. Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a Redemption Event may be subject to the excise tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any PIPE or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other fees or taxes similar in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on October 28, 2020 as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On April 5, 2021, the Company consummated its IPO of 10,000,000 public units (the “initial units”). On April 14, 2021, the underwriters exercised their over-allotment option in full and purchased 1,500,000 additional public units (together with the initial units, the “units”). Each public unit consists of one ordinary share and a right. The public units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000. Simultaneously with the closing of the initial public offering, we completed the private sale of an aggregate of 450,000 private placement units (the “initial private placement units”) to our Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $4,500,000. On April 14, 2021, simultaneously with the exercise of the over-allotment option, we consummated a private sale of an additional 15,000 private placement units (the “additional private placement units” and together with the initial private public units, the “private placement units”), generating gross proceeds of $150,000.

A total of $116,150,000, comprised of the proceeds from the IPO (which amount includes $4,025,000 of the underwriters’ deferred underwriting fees) and the sale of the private placement units was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The proceeds held in the trust account may be invested by the trustee in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution in accordance with our charter of the funds in the trust account to the Company’s shareholders in the event that the Company does not consummate a business combination by the Outside Date.

The purpose of the NTA Requirement Amendment Proposal is to amend Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTAs to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable.

What is being voted on?

You are being asked to vote on the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal. Both proposals are listed below:

1.      NTA Requirement Amendment Proposal:    A proposal to amend, by special resolution, the Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination (as defined in the charter) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable.

2.      Adjournment Proposal:    A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal (the “Adjournment Proposal” and, together with the NTA Requirement Amendment Proposal, the “Proposals”).

What is the purpose of the NTA Requirement Amendment Proposal?

The purpose of the NTA Requirement Amendment Proposal is to amend the Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTAs to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable.

The Company has scheduled the BCA Meeting on January 30, 2024 for its shareholders to vote on the proposed business combination with Cognos. The Company currently anticipates closing the business combination with Cognos prior to the Special Meeting, assuming NTAs of at least $5,000,001. However, out of an abundance of caution, the Board has determined that it is advisable to schedule this vote on the NTA Requirement Amendment Proposal in the event that redemptions in connection with the BCA Meeting cause our NTAs to decrease below $5,000,001. In the event that we consummate the business combination with Cognos prior to the Special Meeting or believe that we will be able to consummate the business combination with Cognos prior to the Special Meeting, or the Board otherwise determines not to proceed with the NTA Amendment prior to the Special Meeting, we will not hold the Special Meeting, including the vote on the NTA Requirement Amendment Proposal.

What is the purpose of the Adjournment Proposal?

The Adjournment Proposal will be presented at the Special Meeting only if there are not sufficient votes to approve the NTA Requirement Amendment Proposal.

The initial shareholders have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the charter.

Why is the Company proposing the NTA Requirement Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides that the Company will not consummate any business combination unless it (or any successor) has NTAs of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment Proposal is to amend the Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTAs to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal.

You are not being asked to vote on the proposed business combination at this time. If the NTA Requirement Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated the business combination by the Outside Date.

Why should I vote for the NTA Requirement Amendment Proposal?

The purpose of the NTA Requirement Amendment Proposal is to amend Articles 48.2, 48.4, 48.5 and 48.8 of the Company’s charter to eliminate the requirement that the Company have $5,000,001 or more in NTAs to complete a business combination in order to allow the Company to redeem any public shares redeemed or repurchase any public shares without violating our charter, irrespective of whether such redemption or repurchase would cause the Company to violate the NTA Requirement.

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s NTAs. While the Company does not believe this failure to satisfy the NTA Requirement Amendment Proposal subjects it to the SEC’s penny stock rules, as the NTA Requirement Amendment Proposal is included in its charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

Accordingly, we believe that the NTA Requirement Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the NTA Requirement Amendment Proposal.

Our Board recommends that you vote in favor of the NTA Requirement Amendment Proposal.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Requirement Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the NTA Requirement Amendment Proposal?

Our Board will abandon the NTA Requirement Amendment if our shareholders do not approve the NTA Requirement Amendment Proposal.

How do the Company insiders intend to vote their shares?

The initial shareholders and their respective affiliates are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal.

The initial shareholders are not entitled to redeem the founder shares, private placement shares or any public shares held by them. On the record date, the initial shareholders beneficially owned and were entitled to vote 3,340,000 ordinary shares, which represents approximately 64.3% of the Company’s issued and outstanding shares entitled to vote.

In addition, the Company’s initial shareholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor after the record date would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $11.70 per share and (b) would not be (i) voted by the initial shareholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial shareholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the NTA Requirement Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the NTA Requirement Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the NTA Requirement Amendment Proposal. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the NTA Requirement Amendment Proposal?

The NTA Requirement Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

If the NTA Requirement Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

What happens if I sell my public shares before the Special Meeting?

The December 29, 2023 record date is earlier than the date of the Special Meeting. If you transfer your public shares after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transferred your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the NTA Requirement Amendment Proposal and/or the Adjournment Proposal?

If you do not want any of the Proposals to be approved, you vote against the respective Proposal.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

What happens if the NTA Requirement Amendment Proposal is not approved?

If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate the business combination with Cognos. If the NTA Requirement Amendment Proposal is not approved at the Special Meeting, then the Company will remain subject to the provision in the charter that the Company will not consummate any business combination unless it has NTAs of at least $5,000,001 upon consummation of such business combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock,” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment Proposal to facilitate the consummation of a business combination. If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate the business combination with Cognos. If the NTA Requirement Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the NTA Requirement. In the event that the NTA Requirement Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the NTA Requirement, we and/or the Sponsor or our respective affiliates may take action to increase our NTAs to avoid exceeding the NTA Requirement.

If the NTA Requirement Amendment Proposal is approved, what happens next?

If the NTA Requirement Amendment Proposal is approved by the affirmative vote of at least two-thirds of the votes cast by the holders of record of the Company’s ordinary shares on that date who are present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting, we will file an amendment to the charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto.

If I do not redeem my shares now, would I still be able to vote on the business combination and exercise my redemption rights with respect to the business combination?

Yes. If you do not redeem your shares in connection with the NTA Requirement Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on the business combination, you will be able to vote on the business combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of the business combination, subject to any limitations set forth in the charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at 9:00 a.m. Eastern Time, on February 22, 2024, in virtual format as well as at 200 Spectrum Center Drive, Irvine, CA 92618, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. On the day of the meeting, the Company’s shareholders may attend, vote and examine the list of shareholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/nocturneacquisition/ext2024 and entering the Control Number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9434910# but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your Control Number. You will need your Control Number for access to the meeting website and will allow you to vote or ask a question in the chat box. If you do not have your Control Number, contact the transfer agent at the phone number or e mail address below. The transfer agent support contact information is as follows: 917-262-2373 or Email: proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting February 17, 2024 at 10:00 a.m. Eastern Time (five days prior to the Special Meeting date). Enter the URL address into your browser https://www.cstproxy.com/nocturneacquisition/ext2024, enter your Control Number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting, you will need to re-log in using your Control Number, name and email address. You will also be prompted to enter your Control Number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a 12-digit Control Number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a Guest Control Number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive a valid Control Number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your Control Number.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter conference I.D. 9434910#. This is listen-only, you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company shares, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your Company shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at Nocturne Acquisition Corporation, P.O. Box 25739, Santa Ana, CA 92799, Attn: Ka Seng (Thomas) Ao; Email: thomas@nocturnecorp.com.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the NTA Requirement Amendment Proposal.

The NTA Requirement Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of each of the NTA Requirement Amendment Proposal and the Adjournment Proposal is a non-routine matter.

For non-routine matters such as the NTA Requirement Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the NTA Requirement Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote AGAINST the NTA Requirement Amendment Proposal and the Adjournment Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of the Company on the record date are represented in person (including virtually) or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on December 29, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. As of the record date, 1,851,416 public shares, 2,875,000 founder shares and 465,000 private shares were outstanding and entitled to vote (inclusive of shares contained within outstanding units).

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the NTA Requirement Amendment Proposal?

The Company’s directors and executive officers have interests in the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of founder shares, and rights that may become exercisable in the future, loans made by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements.

What if I object to the NTA Requirement Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights or dissenters’ rights?

The Company’s shareholders do not have appraisal rights under applicable law in connection with the Proposals.

As a matter of Cayman Islands law, dissenters’ rights are only applicable where the Company is party to a statutory merger which is not the case for any of the Proposals.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. Following the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

At March 31, 2023 and December 31, 2022, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, as of June 30, 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act of 1940, as amended, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

For more information, see the section entitled “Risk Factors — We may be deemed to be an investment company for purposes of the Investment Company Act, in which case we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.”

How do I redeem my public shares?

Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the NTA Requirement Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on February 20, 2024 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver or tender shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (“DWAC”) System, a

withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the NTA Requirement Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent prior to 5:00 p.m. Eastern Time on February 20, 2024 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the NTA Requirement Amendment and Election.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering or tendering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the NTA Requirement Amendment Proposal will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted unless the Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). If you delivered your shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

NOCTURNE ACQUISITION CORPORATION
P.O. Box 25739
Santa Ana, CA 92799
Attn: Ka Seng (Thomas) Ao
Email: thomas@nocturnecorp.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Tel: (877) 870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: KSmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 9:00 a.m. Eastern Time on February 22, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/ext2024. For the purposes of the Company’s articles of association, the physical place of the meeting will be 200 Spectrum Center Drive, Irvine, CA 92618. At the Special Meeting, the shareholders will consider and vote upon the following proposals.

1.      NTA Requirement Amendment Proposal:    A proposal to amend, by special resolution, the Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination (as defined in the charter) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable.

2.      Adjournment Proposal:    A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our shares, including as a constituent part of a unit, at the close of business on December 29, 2023, the record date for the Special Meeting. You will have one vote per share for each share of the Company you owned at that time.

At the close of business on the record date, there were 5,191,416 outstanding shares of the Company authorized to vote in the Special Meeting (inclusive of shares contained within outstanding units), each of which entitles its holder to cast one vote per share. The rights do not carry voting rights.

Votes Required

Approval of the NTA Requirement Amendment Proposal will require the affirmative vote of holders of two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of the Adjournment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

If you do not want any of the Proposals to be approved, you vote against the respective Proposal.

Voting

You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Ka Seng (Thomas) Ao and Simon Choi to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person (including virtually) by attending the Special Meeting.

A note for those who plan to attend the Special Meeting and vote virtually: if your shares are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (206) 870-8565 (call collect), (877) 870-8565 (call toll-free), or by sending an email to KSmith@advantageproxy.com.

Shareholders who hold their shares in “street name,” meaning in the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by (i) submitting a written request to Ka Seng (Thomas) Ao at thomas@nocturnecorp.com, which must be submitted on a date later than the date of such proxy or a subsequent proxy relating to the same shares or (ii) by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of ordinary shares, their proxy holders and any guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting but you hold your shares through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the Proposals. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Tel: (877) 870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: KSmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. The Company intends to request that banks and brokers solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal or Dissenters’ Rights

The Company’s shareholders do not have appraisal rights under applicable law in connection with the Proposals.

As a matter of Cayman Islands law, dissenters’ rights are only applicable where the Company is party to a statutory merger, which is not the case for any of the Proposals.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located 200 Spectrum Center Drive, Irvine, CA 92618. Our telephone number at such address is (650) 935-0312.

PROPOSAL ONE — THE NTA REQUIREMENT AMENDMENT PROPOSAL

This is a proposal to amend, by special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to delete: (i) the limitation that the Company shall not consummate a business combination (as defined in the charter) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”).

The NTA Requirement

Articles 48.2, 48.4, 48.5 and 48.8 of the charter currently provide the following:

“48.2 Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 either immediately prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

48.4  At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

48.5  Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

48.8  In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b)    with respect to any other provision relating to Member’s rights or pre-business combination activity,

Each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

The purpose of these articles was to ensure that, in connection with the Business Combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the charter to modify the NTA Requirement as follows:

“48.2Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

48.4  At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

48.5  Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

48.8  In the event that any amendment is made to the Articles:

(c)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(d)    with respect to any other provision relating to Member’s rights or pre-business combination activity,

Each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 Blank Check Companies and “Penny Stock” Issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete a business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, special purpose acquisition companies have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many special purpose acquisition companies, the Company included Articles 48.2, 48.4, 48.5 and 48.8 in its charter in order to ensure that, through the consummation of its business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Capital Market and have been so listed since the consummation of the IPO. The Company believes that The Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment Proposal

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s NTAs. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate the business combination.

The Company has scheduled the BCA Meeting on January 30, 2024 for its shareholders to vote on the proposed business combination with Cognos. The Company currently anticipates closing the business combination with Cognos prior to the Special Meeting, assuming NTAs of at least $5,000,001. However, out of an abundance of caution, the Board has determined that it is advisable to schedule this vote on the NTA Requirement Amendment Proposal in the event that redemptions in connection with the BCA Meeting cause our NTAs to decrease below $5,000,001. In the event that we consummate the business combination with Cognos prior to the Special Meeting or believe that we will be able to consummate the business combination with Cognos prior to the Special Meeting, or the Board otherwise determines not to proceed with the NTA Amendment prior to the Special Meeting, we will not hold the Special Meeting. If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate the business combination with Cognos. If the NTA Requirement Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the NTA Requirement. In the event that the NTA Requirement Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the NTA Requirement, we and/or the Sponsor or our respective affiliates may take action to increase our NTAs to avoid exceeding the NTA Requirement.

Required Vote

The approval of the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. The approval of the NTA Requirement Amendment Proposal will amend, the Company’s charter to delete: (i) the limitation that the Company shall not consummate a business combination (as defined in the charter) if it would cause the Company’s NTAs to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable. Our board will retain the right to abandon and not implement the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on December 29, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

Recommendation

After careful consideration of all relevant factors, our Board has determined that the NTA Requirement Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the NTA Requirement Amendment Proposal.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NTA REQUIREMENT AMENDMENT PROPOSAL.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Requirement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Requirement Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the extraordinary general meeting be adjourned to a time and place to be confirmed by the chairman of the extraordinary general meeting (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the NTA Requirement Amendment Proposal or (ii) if the board of directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the NTA Requirement Amendment Proposal.”

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 200 Spectrum Center Drive, Irvine, CA 92618; Email: thomas@nocturnecorp.com, Attn: Ka Seng (Thomas) Ao.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 will also be made available free of charge at https://www.cstproxy.com/nocturneacquisition/2024/10k.

You may obtain additional copies of this proxy statement or our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, free of charge, and you may ask any questions you may have about the Proposals by contacting us at the following address or email:

P.O. Box 25739
Santa Ana, CA 92799
Attn: Ka Seng (Thomas) Ao
Email: thomas@nocturnecorp.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Tel: (877) 870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than February 15, 2024 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
NOCTURNE ACQUISITION CORPORATION

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.2, Article 48.4 and Article 48.5 in their entirety and the insertion of the following language in their place:

“48.2 Prior to the consummation of a Business Combination, the Company shall either:

(a)  submit such Business Combination to its Members for approval; or

(b)  provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

48.4  At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

48.5  Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

48.8  In the event that any amendment is made to the Articles:

(a)  to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b)  with respect to any other provision relating to Member’s rights or pre-business combination activity,

Each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-1